UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5785

MFS INVESTMENT GRADE MUNICIPAL TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Investment Grade Municipal Trust

(Formerly Colonial Investment Grade Municipal Trust)

11/30/07

CXH-ANN

MFS® Investment Grade Municipal Trust

CONTACT INFORMATION	BACK COVER

New York Stock Exchange Symbol:  CXH

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

LETTER FROM THE CEO

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management

January 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (f)(i)

Top five industries (i)
Healthcare Revenue — Hospitals	16.2%
State & Local Agencies	11.9%
Healthcare Revenue — Long-term Care	8.8%
Utilities — Investor Owned	6.6%
Universities — Colleges	5.9%

Credit quality of bonds (r)
AAA	35.1%
AA	8.5%
A	15.2%
BBB	22.0%
BB	1.7%
B	1.0%
CCC	0.4%
Not Rated	16.1%

Portfolio facts
Average Duration (d)(i)	7.0
Average Life (i)(m)	11.4 yrs.
Average Maturity (i)(m)	13.6 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(f)	For purposes of this presentation, the cash component includes the total market value of any derivative holdings and may result in negative cash.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 11/30/07.

*	The fund holds short treasury futures with equivalent bond exposure of (36.8)% for the purpose of managing the fund’s duration.

Percentages are based on net assets, including preferred shares, as of 11/30/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

The MFS Investment Grade Municipal Trust (the “fund”) is a closed-end fund investing primarily in investment-grade municipal debt. Effective close of business June 29, 2007, Massachusetts Financial Services Company, Inc. (“MFS Investment Management”) became the investment adviser to the fund. Prior to June 30, 2007, Columbia Management Advisors, LLC was the fund’s investment adviser.

For the twelve months ended November 30, 2007, shares of the MFS Investment Grade Municipal Trust provided a total return of -3.50%, at net asset value. This compares with a return of 2.71% for the fund’s benchmark, the Lehman Brothers Municipal Bond Index. Total return for the fund is also calculated using the New York Stock Exchange price which can differ from the net asset value and accordingly the total return that is calculated based on the net asset value and the New York Stock Exchange price can be different. See the Performance Summary for additional information.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets - particularly in the mortgage and structured-products areas -experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant into November. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Management review – continued

Factors affecting performance

The fund’s longer duration(d) stance held back relative results as interest rates on municipal bonds with maturities beyond ten years generally increased during the reporting period. This rise in the municipal bond rates was in contrast to what took place in the U.S. Treasury market, where rates declined across the maturity spectrum. Therefore, our strategy to shorten duration using U.S. Treasury futures proved to be another negative factor in relative performance as Treasury prices rose.

Our positioning along the yield curve(y) was another area of relative weakness. The fund was overweight bonds with longer maturities over the investment period. As the municipal yield curve steepened, the value of longer maturity bonds decreased in value.

The decreased demand for municipal debt during the period also hampered investment results. This lack of demand for municipal debt was a primary reason behind the increase in interest rates on longer-dated municipal bonds. In recent years, non-traditional buyers of municipal bonds, such as arbitragers and leveraged accounts, became important investors in the municipal markets. These investors, in many instances, became net sellers of municipal debt over the investment period. This selling pressure tipped the balance between supply and demand causing rates to rise on the long end of the curve.

Additionally, concerns surrounding insurance companies who guarantee municipal debt came into question. This was caused by spillover from the subprime area. During the investment period, the value of collateralized debt obligations (CDOs) guaranteed by many of the bond insurers decreased substantially in value. This necessitated increases in reserves by the insurers, and a wholesale repricing of insured municipal debt by the markets.

The fund’s relative performance was also hurt by holdings of below-investment-grade debt securities. During the reporting period, spreads in these credit sectors widened due to increased uncertainty among higher yielding bonds which caused prices of these securities to depreciate. (The Lehman Brothers Municipal Bond Index is composed of higher-grade securities with no bonds rated below “BBB”(s)).

Respectfully,

Michael Dawson	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective June 2007, Michael Dawson and Geoffrey Schechter became portfolio managers of the fund.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Management review – continued

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/07

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares

Price Summary
Year Ended 11/30/07	Date	Price
Net Asset Value	11/30/07	$10.56
	11/30/06	$11.53
New York Stock Exchange Price	11/30/07	$ 9.56
	5/04/07 (high) (t)	$11.33
	11/27/07 (low) (t)	$ 9.22
	11/30/06	$10.73

Total Returns vs Index

Year Ended 11/30/07

New York Stock Exchange Price (r)	(6.12)%

Net Asset Value (r)	(3.50)%

Lehman Brothers Municipal Bond Index (f)	2.71%

Lipper General Municipal Debt Funds (Leveraged) Average (b)	(0.77)%

(b)	Effective June 30, 2007, MFS no longer compares the fund’s performance to a Lipper average as the benchmarks listed above more closely correspond to the fund’s investment policies and objectives.

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2006 through November 30, 2007.

Index Definition

Lehman Brothers Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

Lipper General Municipal Debt Funds – (Leveraged) Average – Funds that invest primarily in municipal debt issues rated in the top four credit ratings. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements.

It is not possible to invest directly in an index.

Performance summary – continued

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When trust shares trade at a premium, buyers pay more than the net asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUND

Investment Objective

The fund’s objective is to seek high current income exempt from federal income tax, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in tax-exempt bonds and tax-exempt notes. This policy may not be changed without shareholder approval. Tax-exempt bonds and notes are municipal instruments, the interest of which is exempt from federal income tax. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in investment grade debt instruments. Investment grade debt instruments are those that are rated at the time of purchase in one of the top four rating categories by Moody’s; or if not rated by Moody’s, by S&P; or if not rated by Moody’s or S&P, by Fitch. If a debt instrument is unrated, MFS may assign a rating which it considers to be equivalent to that of a major credit rating. MFS may also invest in lower quality debt instruments including those that are in default.

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

The fund uses leverage through the issuance of preferred shares and investing the proceeds pursuant to its investment strategies.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

Principal Risks

The portfolio’s yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Municipal instruments can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes and the financial condition of the issuers and/or insurers of municipal instruments. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicator’s in whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. To the extent that investments are purchased with the proceeds from the issuance of preferred shares, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the prospectus for further information regarding these and other risk considerations. A copy of the fund’s prospectus is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://www.sec.gov.

PORTFOLIO MANAGERS’ PROFILES

Michael Dawson	—	Investment Officer of MFS; employed in the investment management area of MFS since 1998. Portfolio Manager of the Fund since June 2007.
Geoffrey Schechter	—	Investment Officer of MFS; employed in the investment management area of MFS since 1993. Portfolio Manager of the Fund since June 2007.

Note to shareholders: Effective June 2007, Michael Dawson and Geoffrey Schechter became portfolio managers of the Fund.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by Computershare (the “Plan Agent”) unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the shareholder of record on the record date by the Plan Agent as the dividend disbursing agent.

Non-participants in the Plan will receive distributions in cash. Distributions payable to participants in the Plan will be applied by the Plan Agent, acting as agent for Plan participants, to the purchase of shares of the Fund. Such shares will be purchased by the Plan Agent at the then current market price of such shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. A shareholder’s notice of election to withdraw from the Plan must be received by the Plan Agent before the record date for a dividend in order to be given effect with respect to that dividend.

In the case of shareholders such as banks, brokers or nominees holding shares for others who are the beneficial owners of those shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder of record as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to Plan participants for reinvesting distributions. The Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. Purchase orders from the

Dividend Reinvestment Plan – continued

participants in the Plan may be combined with those of other participants and the price paid by any particular participant may be the average of the price paid on various orders executed on behalf of groups of participants in the Plan. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

The Plan may be amended or terminated on 30 days written notice to Plan participants. Contact the Plan Agent for additional information regarding the Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A. by mail at P.O. Box 43078, Providence, RI 02940-3078, or by phone at 1-800-637-2304.

PORTFOLIO OF INVESTMENTS

11/30/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 146.2%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 2.8%
Massachusetts Port Authority Rev., 5.75%, 2010 (c)(u)	$2,000,000	$2,120,140
New York, NY, City Industrial Development Authority Rev. (Terminal One Group Assn.), 5.5%, 2021	250,000	263,640
Port Authority of NY & NJ, Special Obligations Rev. (JFK International Airport Terminal-6), MBIA, 6.25%, 2008	1,000,000	1,023,650

		$3,407,430
General Obligations - General Purpose - 8.1%
Chicago, IL (Emergency Telecommunications Systems), FGIC, 5.5%, 2023	$1,000,000	$1,141,650
Chicago, IL, “A”, AMBAC, 6.25%, 2014	1,480,000	1,700,860
Commonwealth of Massachusetts, “C”, 5.25%, 2017	1,000,000	1,119,660
Commonwealth of Puerto Rico, Public Improvement, FSA, 5.5%, 2017	1,000,000	1,137,900
Commonwealth of Puerto Rico, Public Improvement, “A”, 5%, 2012 (a)	415,000	425,890
Highlands Ranch, CO, Metropolitan District, FSA, 6.5%, 2011	650,000	717,132
Highlands Ranch, CO, Metropolitan District, ETM, FSA, 6.5%, 2011 (c)	725,000	803,184
New York, NY, Prerefunded, “J”, 5.5%, 2013 (c)	145,000	160,818
New York, NY, Unrefunded Balance, “J”, 5.5%, 2018	355,000	383,368
Puerto Rico Infrastructure Financing Authority, “B”, 5%, 2026	750,000	753,608
St. Clair County, IL, Capital Appreciation, FGIC, 0%, 2016 (f)	2,000,000	1,404,120
State of California, 5.75%, 2019	70,000	70,329

		$9,818,519
General Obligations - Improvement - 1.3%
St. Clair County, IL, Public Building Capital Appreciation, “B”, FGIC, 0%, 2013	$2,000,000	$1,595,380

General Obligations - Schools - 4.7%
Garden City, MI, School District, 5.5%, 2011 (c)	$325,000	$348,491
Modesto, CA, High School District (Stanilaus County), “A”, FGIC, 0%, 2019	1,350,000	811,944
Pomona, CA, Unified School District, “A”, MBIA, 6.45%, 2022	1,000,000	1,236,460
St. Johns, MI, Public Schools, FGIC, 5.1%, 2025	1,000,000	1,103,550
West Contra Costa, CA, Unified School District, “B”, MBIA, 6%, 2024	250,000	299,693
Will County, IL, School District (Channahon), AMBAC, 8.5%, 2015	1,400,000	1,855,406

		$5,655,544
Healthcare Revenue - Hospitals - 23.6%
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5.375%, 2040	$405,000	$367,205

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Augusta County, VA, Industrial Development Authority (Augusta Health Care, Inc.), 5.25%, 2019	$1,000,000	$1,081,030
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “I”, 4.95%, 2026 (a)	200,000	211,234
Cass County, MO, Hospital Rev., 5.625%, 2038	135,000	134,505
Colorado Health Facilities Authority Rev. (National Jewish Medical & Research Center), 5.375%, 2029	250,000	242,480
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 5%, 2025	250,000	250,105
Colorado Health Facilities Authority Rev. (Vail Valley Medical Center), 5%, 2020	250,000	248,640
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), “A”, 5%, 2016	500,000	511,390
Glendale, AZ, Industrial Development Authority (John C. Lincoln Health), 5%, 2042	210,000	191,953
Health Care Authority for Baptist Health, AL, “D”, 5%, 2021	850,000	859,979
Henderson, NV, Health Care Facilities Rev. (Catholic West), “A”, 6.75%, 2010 (c)	440,000	481,175
Henderson, NV, Health Care Facilities Rev. (Catholic West), “A”, 6.75%, 2010 (c)	60,000	65,186
Hillsborough County, FL, Industrial Development Tampa General Hospital Project Rev., 5%, 2021	400,000	409,140
Illinois Development Finance Authority Hospital Rev. (Adventist Health Systems Sunbelt Obligatory), 5.5%, 2009 (c)	900,000	946,116
Illinois Health Facilities Authority Rev. (Swedish American Hospital), 6.875%, 2010 (c)	500,000	539,965
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), 5.5%, 2037	845,000	808,276
Indiana Health & Educational Facilities Financing Authority Rev. (Jackson County Schneck Memorial Hospital), “A”, 5.25%, 2036	350,000	354,858
Indiana Health Facilities Financing Authority Rev. (Community Foundation of Northwest Indiana ), “A”, 6%, 2034	150,000	152,222
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	380,000	386,870
Louisiana Public Facilities Authority Rev. (Touro Infirmary Project), “A”, 5.625%, 2029	500,000	492,870
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	45,000	44,817
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	45,000	44,480
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), “A”, 5%, 2016	250,000	252,468

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), “A”, 5.75%, 2025	$250,000	$254,468
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	300,000	290,529
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), 6.75%, 2010 (c)	250,000	273,913
Massachusetts Health & Educational Facilities Authority Rev. (Civic Investments, Inc.), “A”, 9%, 2012 (c)	250,000	297,958
Massachusetts Health & Educational Facilities Authority Rev. (Milford Whitinsville Regional), “C”, 5.75%, 2013	500,000	511,990
Massachusetts Health & Educational Facilities Authority Rev. (South Shore Hospital), “F”, 5.75%, 2029	1,000,000	1,029,900
Michigan Hospital Finance Authority Rev. (Oakwood Obligated Group), 5.5%, 2018	400,000	424,996
New Hampshire Health & Educational Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2012 (c)	440,000	494,732
New Hampshire Health & Educational Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2032	60,000	61,939
New Hampshire Health & Educational Facilities Authority Rev. (Memorial Hospital at Conway), 5.25%, 2036	300,000	282,294
New York Dormitory Authority Rev. (North Shore Long Island Jewish Group), 5.5%, 2013 (c)	100,000	110,651
New York Dormitory Authority Rev., Non State Supported Debt (Mt. Sinai NYU Health), 5.5%, 2026	200,000	200,302
New York Dormitory Authority Rev., Non State Supported Debt (Mt. Sinai NYU Health), “C”, 5.5%, 2026	300,000	300,453
Orange County, FL, Health Facilities Authority Rev. (Orlando Regional Healthcare), 5.75%, 2012 (c)	150,000	166,050
Orange County, FL, Health Facilities Authority Rev. (Orlando Regional Healthcare), “C”, MBIA, 6.25%, 2013	720,000	818,158
Orange County, FL, Health Facilities Authority Rev. (Orlando Regional Healthcare), “C”, ETM, 6.25%, 2013 (c)	1,740,000	2,000,843
Orange County, FL, Health Facilities Authority Rev. (Orlando Regional Healthcare), “E”, 6%, 2009 (c)	5,000	5,285
Orange County, FL, Health Facilities Authority Rev. (Orlando Regional Healthcare), “E”, 6%, 2026	170,000	176,878
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Hospital), “A”, 5.5%, 2030	465,000	453,826
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.375%, 2012 (c)	435,000	492,303
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.375%, 2021	65,000	70,645

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Saline County, MO, Industrial Development Authority Rev. (John Fitzgibbon Memorial Hospital, Inc.), 5.625%, 2035	$500,000	$481,070
Skagit County, WA, Public Hospital District No. 001, 5.375%, 2032	65,000	65,887
South Broward, FL, Hospital District Rev., 5.75%, 2012 (c)	1,000,000	1,096,760
South Carolina Jobs, Economic Development Authority (Bon Secours - St. Francis Medical Center), 5.5%, 2023	500,000	522,380
South Dakota Health & Educational Facilities Authority Rev. (Sioux Valley Hospitals & Health Systems), “A”, 5.25%, 2034	250,000	253,163
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.375%, 2015	380,000	387,304
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.125%, 2036	1,000,000	925,780
St. Paul, MN, Housing & Redevelopment Authority Healthcare Facilities Rev. (Healthpartners Obligations Group), 5.25%, 2023	325,000	324,649
St. Paul, MN, Housing & Redevelopment Authority Hospital Rev. (Healtheast), 5.15%, 2020	250,000	242,415
St. Paul, MN, Housing & Redevelopment Authority Hospital Rev. (Healtheast), “A”, 5.7%, 2015	250,000	252,768
St. Paul, MN, Port Authority Lease Rev. (Regions Hospital), “1”, 5%, 2036	675,000	617,483
Sullivan County, TN, Health Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2026	1,000,000	998,730
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health), “A”, 5.5%, 2046	1,000,000	956,780
Turlock, CA, Health Facilities Rev. (Emanuel Medical Center), 5.375%, 2034	500,000	492,625
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	265,000	251,925
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	220,000	210,692
University of Kansas Hospital Authority Health Facilities Rev. (KU Health Systems), 5.625%, 2012 (c)	500,000	550,125
University of Kansas Hospital Authority Health Facilities Rev. (KU Health Systems), 5%, 2036	500,000	491,720
Washington State Health Care Facilities Authority Rev. (Mason Medical), “A”, 6.25%, 2042	570,000	560,019
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.4%, 2033	175,000	181,965
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc. Project), 5.375%, 2018	385,000	393,235
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), “B”, 5.125%, 2030	195,000	186,055

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), “A”, 5.125%, 2033	$490,000	$464,192

		$28,702,799
Healthcare Revenue - Long Term Care - 12.9%
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement), “A”, 7%, 2033	$500,000	$523,705
Bexar County, TX, Health Facilities Development Corp. (Army Retirement Residence), 5%, 2033	760,000	703,228
Bucks County, PA, Industrial Development Authority, Retirement Community Rev. (Ann’s Choice, Inc.), 6.125%, 2025	500,000	508,700
Capital Projects Finance Authority, FL (Glenridge on Palmer Ranch), “A”, 8%, 2012 (c)	500,000	596,825
Chartiers Valley, PA, Industrial & Commercial Development Authority Rev. (Friendship Village South), “A”, 5.25%, 2013	500,000	497,775
Chester County, PA, Industrial Development Authority Rev. (RHA Nursing Home), 8.5%, 2032	730,000	748,783
Cole County, MO, Industrial Development Authority, Senior Living Facilities Rev. ( Lutheran Senior Services), 5.5%, 2035	500,000	502,290
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), 5%, 2016	860,000	864,498
Connecticut Development Authority First Mortgage Gross Rev., Health Care Project (The Elim Park Baptist, Inc. Project), 5.75%, 2023	250,000	259,078
Delaware County, PA, Industrial Development Authority Rev. (Care Institute-Main Line LLC), 9%, 2031 (d)	535,000	395,916
Delaware Economic Development Authority Healthcare Facilities Rev. (Churchman Village Project), “A”, 10%, 2021	810,000	809,692
Fulton County, GA, Residential Care Facilities (Canterbury Court), “A”, 6.125%, 2034	250,000	246,603
Fulton County, GA, Residential Care Facilities, First Mortgage (Lenbrook Square Foundation, Inc.), “A”, 5%, 2029	270,000	241,156
Illinois Finance Authority Rev. (Hoosier Care, Inc.), “A”, 7.125%, 2034	445,000	448,734
Illinois Finance Authority Rev. (Washington & Jane Smith Community), “A”, 6.25%, 2035	500,000	504,955
Illinois Health Facilities Authority Rev. (Lutheran Senior Ministries, Inc.), 7.375%, 2011 (c)	250,000	287,265
Illinois Health Facilities Authority Rev. (Washington & Jane Smith Community), “A”, 7%, 2032	250,000	263,738
Johnson City, TN, Health & Educational Facilities Board (Appalachian Christian Village), “A”, 6.25%, 2032	250,000	256,410
Juneau, AK, City & Boro Non-recourse Rev. (St. Ann’s Care Project), 6.875%, 2025	455,000	440,654

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Kentwood, MI, Economic Development Ltd. (Holland Home), “A”, 5.375%, 2036	$500,000	$479,810
La Verne, CA, COP (Brethren Hillcrest Homes), “B”, 6.625%, 2025	350,000	369,215
Lee County, FL, Industrial Development Authority Health Care Facilities Rev. (Shell Point Village), “A”, 5.5%, 2009 (c)	175,000	183,696
Massachusetts Development Finance Agency Rev. (Loomis Communities, Inc.), “A”, 5.625%, 2015	200,000	202,588
Montana Facility Finance Authority Rev. (St. Johns Lutheran), “A”, 6.125%, 2036	200,000	202,064
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.125%, 2028	200,000	203,744
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	300,000	305,154
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.875%, 2037	100,000	99,511
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.75%, 2025	310,000	311,054
New Jersey Economic Development Authority Rev., First Mortgage (Winchester), “A”, 5.75%, 2024	350,000	355,954
North Carolina Community Medical Care Facilities Rev. (DePaul Community Facilities), 6.125%, 2028	500,000	510,960
North Carolina Medical Care Commission Retirement Facilities Rev. (United Methodist Retirement Homes, Inc.), 5.25%, 2024	250,000	239,998
Savannah, GA, Economic Development Authority Rev. (Marshes Of Skidway), “A”, 7.4%, 2024	250,000	266,525
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	150,000	152,027
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Trezevant Manor), “A”, 5.75%, 2037	500,000	478,040
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5.3%, 2036	250,000	220,843
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (Gurwin Jewish Phase II), 6.7%, 2039	500,000	530,595
Suffolk, VA, Industrial Development Authority, Retirement Facilities Rev. (Lake Prince Center, Inc.), 5.3%, 2031	250,000	237,678
Tarrant County, TX, Cultural Education Facilities Finance Corp. (Edgemere Project), “A”, 6%, 2036	250,000	247,953
Westminster, MD, Economic Development Rev. (Carroll Lutheran Village), “A”, 5.875%, 2021	500,000	511,330
Winchester, VA, Industrial Development Authority Rev., Residential Care Facilities (Westminster-Canterbury), “A”, 5.3%, 2035	250,000	233,343

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Wisconsin Health & Educational Facilities Authority Rev. (Three Pillars Senior Communities), 5.6%, 2023	$300,000	$305,232

		$15,747,319
Human Services - 0.2%
Massachusetts Development Finance Agency Rev. (Evergreen Center, Inc.), 5%, 2024	$250,000	$236,765

Industrial Revenue - Airlines - 0.8%
Charlotte, NC, Douglas International Airport Special Facilities Rev. (U.S. Airways, Inc.), 7.75%, 2028	$500,000	$519,325
New Jersey Economic Development Authority Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2019	500,000	489,760

		$1,009,085
Industrial Revenue - Chemicals - 0.4%
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 2033	$500,000	$490,060

Industrial Revenue - Environmental Services - 0.4%
Ohio Solid Waste Rev. (Republic Services, Inc.), 4.25%, 2033 (a)	$500,000	$487,790

Industrial Revenue - Other - 4.9%
Gulf Coast, TX, Industrial Development Authority Rev. (Citgo Petroleum Corp.), 8%, 2028	$250,000	$271,823
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 2023	355,000	361,422
Indianapolis, IN, Airport Authority Rev., Special Facilities (FedEx Corp.), 5.1%, 2017	250,000	256,770
Michigan Strategic Funding Ltd Obligatory Rev. (Michigan Sugar Comp. Carollton), 6.55%, 2025	250,000	252,275
Mississippi Business Finance Corp. (Northrop Grumman Ship Systems), 4.55%, 2028	2,000,000	1,837,500
Missouri Development Finance Board Solid Waste Disposal Rev. (Proctor & Gamble Paper Products), 5.2%, 2029	250,000	267,030
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 2037	500,000	526,300
Toledo Lucas County, OH, Authority Port Rev., Facilities (CSX, Inc. Project), 6.45%, 2021	1,000,000	1,112,790
Washington County, NE, Wastewater Facilities Rev. (Cargill, Inc. Project), 5.9%, 2027	1,000,000	1,066,730

		$5,952,640

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Paper - 1.4%
Camden, AL, Industrial Development Board Exempt Facilities Rev., “B” (Weyerhaeuser Co.), 6.375%, 2024	$275,000	$295,389
Camden, AR, Environmental Improvement Rev. (International Paper Co.), “A”, 5%, 2018	500,000	499,145
Escambia County, FL, Environmental Import Rev. (International Paper Co.), 5.75%, 2027	250,000	252,725
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), “B”, 6.7%, 2022	325,000	377,003
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	320,000	321,638

		$1,745,900
Miscellaneous Revenue - Entertainment & Tourism - 0.9%
Cabazon Band Mission Indians, CA, 8.375%, 2015 (z)	$100,000	$106,024
Cabazon Band Mission Indians, CA, 8.75%, 2019 (z)	360,000	380,390
Cow Creek Band Umpqua Tribe of Indians, OR, “C”, 5.625%, 2026 (n)	350,000	345,811
New York Liberty Development Corp. Rev. (National Sports Museum), “A”, 6.125%, 2019	250,000	255,718

		$1,087,943
Miscellaneous Revenue - Other - 2.9%
Boston, MA, Industrial Development Financing Authority Rev. (Crosstown Center Project), 6.5%, 2035	$275,000	$277,948
District of Columbia Rev. (Smithsonian Institution), 5%, 2028	1,000,000	1,009,550
Louisiana Public Facilities Authority Rev. (Pennington Medical Foundation Project), 5%, 2021	1,000,000	1,025,900
New York Convention Center Operating Corp. (Yale Building), ETM, 0%, 2008 (c)	700,000	688,520
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	465,000	463,921
V Lakes Utility District Ranking Water Systems Rev., 8.25%, 2037	85,000	83,022

		$3,548,861
Multi-Family Housing Revenue - 8.3%
Broward County, FL, Housing Finance Authority Rev. (Chaves Lakes Apartments Ltd.), “A”, 7.5%, 2040	$500,000	$521,200
Capital Trust Agency, FL, Housing Authority Rev. (Atlantic Housing Foundation), “C”, 5.875%, 2028	375,000	381,030
Charter Mac Equity Issuer Trust, 6.3%, 2019 (n)	500,000	545,935
Charter Mac Equity Issuer Trust, “B”, 7.6%, 2010 (a)(n)	500,000	540,970
Clay County, FL, Housing Finance Authority Rev. (Madison Commons Apartments), “A”, 7.45%, 2040	245,000	253,575
District of Columbia Housing Finance Agency (Henson Ridge), 5.1%, 2037	500,000	493,240

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Multi-Family Housing Revenue - continued
Durham, NC, Durham Housing Authority Rev. (Magnolia Pointe Apartments), 5.65%, 2038 (a)	$400,000	$385,224
GMAC Municipal Mortgage Trust, “B-1”, 5.6%, 2039 (a)(n)	500,000	518,910
Massachusetts Housing Finance Agency Rev., “B”, 5%, 2030	455,000	459,768
Massachusetts Housing Finance Agency Rev., “E”, 5%, 2028	250,000	248,073
Montgomery County, OH, Multi-Family Housing Rev. (Chevy Chase Apartments), 4.95%, 2035	250,000	249,170
Munimae TE BD Subsidiary LLC, 5.5%, 2049 (a)(n)	1,000,000	1,028,050
New Mexico Mortgage Finance Authority, Multi-Family Housing Rev. (Sun Pointe Apartments), “E”, 4.8%, 2040	500,000	468,665
New York, NY, City Housing Development Corp., “F-1”, 4.65%, 2025	500,000	492,215
North Carolina Medical Care Commission, Health Care Facilities Rev., “A”, (ARC), 5.8%, 2034	655,000	678,704
Pass-Through Certificates, “1993”, 8.5%, 2016 (z)	227,741	226,470
Seattle, WA, Housing Authority Rev., Capped Fund Program (High Rise Rehab), “I”, FSA, 5%, 2025	500,000	494,730
Tacoma, WA, Housing Authority Multifamily Rev. (HSG-GNMA Collateral Mortgage Loans Redwood), 5.05%, 2037	1,040,000	1,017,962
White Bear Lake, MN, Multi-Family Housing Rev. (Birch Lake), “A”, 10.25%, 2019	775,000	767,250
White Bear Lake, MN, Multi-Family Housing Rev. (Birch Lake), “B”, 0%, 2019	663,000	301,771

		$10,072,912
Sales & Excise Tax Revenue - 3.9%
Bolingbrook, IL, Sales Tax Rev., 0% to 2008, 6.25% to 2024	$250,000	$246,878
New York Local Government Assist Corp., “E”, 5%, 2021	3,000,000	3,267,480
Tampa, FL, Sports Authority Rev. (Sales Tax-Tampa Bay Arena), MBIA, 5.75%, 2025	1,000,000	1,189,490
Wyandotte County, KS, Unified Government Special Obligation Rev. (Sales Tax - Second Lien Area B), 5%, 2020	100,000	99,586

		$4,803,434
Single Family Housing - Local - 0.8%
Chicago, IL, Single Family Mortgage Rev., “A”, GNMA, 7.15%, 2031	$20,000	$20,184
Minneapolis & St. Paul Housing Authority Rev. (City Living), “A-2”, GNMA, 5%, 2038	493,864	477,260
Pittsburgh, PA, Urban Redevelopment Authority Rev., “C”, 4.8%, 2028	500,000	496,120

		$993,564
Single Family Housing - State - 2.4%
Colorado Housing & Finance Authority Rev. (Single Family Project), “B-2”, 7.25%, 2031	$55,000	$58,433

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
Maine Housing Authority Mortgage, “A-2”, 4.95%, 2027	$500,000	$491,895
Montana Board Housing (Single Family Mortgage), “A”, 5%, 2036	895,000	867,255
North Dakota Housing Finance Agency Rev., “A”, 4.85%, 2021	500,000	493,625
Tennessee Housing Development Agency (Homeownership Program 2007), 4.65%, 2027	1,000,000	955,390

		$2,866,598
Solid Waste Revenue - 1.9%
Delaware County, PA, Industrial Development Authority Rev. (American Ref-Fuel), “A”, 6.1%, 2013	$1,000,000	$1,020,680
Massachusetts Industrial Finance Agency Res Recovery Rev. (Ogden Haverhill Project), “A”, 5.45%, 2012	1,250,000	1,266,463

		$2,287,143
State & Agency - Other - 0.2%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.25%, 2024	$100,000	$103,324
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	100,000	103,382

		$206,706
State & Local Agencies - 17.5%
Andover, MN, Economic Development Authority Public Facilities Lease Rev. (Andover Community Center), 5%, 2014 (j)	$355,000	$381,153
Andover, MN, Economic Development Authority Public Facilities Lease Rev. (Andover Community Center), 5%, 2019 (c)	245,000	256,468
Arizona Game & Fish Department (AGF Administration Building Project), 5%, 2026	900,000	925,236
Berkeley County, SC, School District Installment Lease (Securing Assets for Education), 5%, 2028	500,000	507,485
Compton, CA, COP (Civic Center), “A”, 5.5%, 2015	500,000	512,140
Dorchester County, SC, School District No. 2, Growth Remedy Opportunity Tax Hike, 5.25%, 2029	250,000	256,910
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “B”, 5.5%, 2013 (c)	500,000	550,070
Hibbing, MN, Economic Development Authority Rev. (Public Project Hibbing Lease Obligations), 6.4%, 2012	335,000	335,345
Indiana Office Building Commission Correction Facilities Program Rev. (Women’s Prison), “B”, AMBAC, 6.25%, 2016	2,820,000	3,237,586
Kentucky Property & Buildings Commission Rev. (Project 73), 5.5%, 2014	455,000	488,793
Lancaster Educational Assistance Program, Inc., School District Lancaster County Project, 5%, 2026	550,000	549,329
Laurens County, SC, School District No. 55, Installment Purchase Rev., 5.25%, 2030	350,000	354,554

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Los Angeles County, CA, Schools Regionalized Business Services Corp. (Capital Appreciation-Pooled Financing), “A”, AMBAC, 0%, 2021	$2,135,000	$1,136,653
Missouri Development Finance Board Infrastructure Facilities Rev. (Eastland Center Project), “A”, 5%, 2021	570,000	591,911
Montana Facilities Finance Authority Healthcare Facilities Rev. (Master Loan Program Children’s Home), “B”, 4.75%, 2024	250,000	251,185
New York Dormitory Authority Rev. (City University) “A”, 5.75%, 2018	5,000,000	5,620,150
New York Dormitory Authority Rev., State University Facilities, “C”, FSA, 5.75%, 2017	1,000,000	1,162,130
New York Urban Development Corp. Rev. (St. Facilities), 5.6%, 2015	1,000,000	1,101,860
Newberry, SC, Investing in Children’s Education (Newberry County School District Program), 5%, 2030	350,000	345,293
St. Louis, MO, Industrial Development Authority Leasehold Rev. (Convention Center Hotel), AMBAC, 0%, 2018	300,000	189,630
Utah Building Ownership Authority Lease Rev. (St. Facilities Master Lease Program), “C”, FSA, 5.5%, 2019	1,750,000	1,960,438
West Virginia Building Commission Lease Rev. (WV Regional Jail), “A”, AMBAC, 5.375%, 2018	500,000	559,240

		$21,273,559
Student Loan Revenue - 2.5%
Connecticut Higher Education Supplemental Loan Authority Rev. (Senior Family Education Loan Program), “A”, MBIA, 4.25%, 2019	$1,415,000	$1,376,187
Nebhelp, Inc. Nebraska Rev. Jr., “A-6”, MBIA, 6.45%, 2018	1,500,000	1,606,800

		$2,982,987
Tax - Other - 3.9%
Dallas County, TX, Flood Control District, 7.25%, 2032	$500,000	$511,625
Dona Ana County, NM, Gross Receipts Tax Rev., AMBAC, 5.5%, 2015	1,000,000	1,121,660
Hoffman Estates, IL, Park District Debt Certificate, 5%, 2016	500,000	525,245
New Jersey Economic Development Authority Rev. (Cigarette Tax), 5.75%, 2029	500,000	502,605
New York, NY, City Transitional Finance Authority Rev., “A”, 5%, 2026	1,960,000	2,031,971

		$4,693,106
Tax Assessment - 6.4%
Atlanta, GA, Tax Allocation (Eastside Project), “A”, 5.625%, 2016	$400,000	$398,832
Celebration Community Development District, FL, “A”, 6.4%, 2034	235,000	252,341
Chicago, IL, Tax Increment Allocation (Pilsen Redevelopment), “B”, 6.75%, 2022	610,000	635,614
Coralville, IA, Urban Renewal Rev., Tax Increment, “C”, 5.125%, 2039	500,000	483,695
Double Branch Community Development District, FL, “A”, 6.7%, 2034	320,000	352,934

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Du Page County, IL, Special Service Area (Monarch Landing Project), 5.4%, 2016	$250,000	$246,565
Grand Bay at Doral Community Development, FL, “B”, 6%, 2017	405,000	385,965
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	140,000	134,113
Huntington Beach, CA, Community Facilities District, Special Tax (Grand Coast Resort), “2000-1”, 6.45%, 2031	300,000	312,054
Lincoln, CA, Special Tax (Community Facilities District ), “2003-1”, 5.55%, 2013 (c)	445,000	497,350
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 2034	225,000	226,629
Magnolia Park Community Development District, FL, Special Assessment Rev., “A”, 6.15%, 2039	200,000	186,378
Oakdale, CA, Public Financing Authority Tax Allocation Rev. (Central City Redevelopment Project), 5.375%, 2033	500,000	507,510
Plano, IL, Special Service Area No. 4 (Lakewood Springs Project Unit 5-B), 6%, 2035	750,000	745,935
Portage, IN, Economic Development Rev. (Ameriplex Project), 5%, 2027	105,000	99,438
Riverside, MO, Tax Increment Rev. (L-385 Levee Project), 5.25%, 2020	500,000	513,545
Seven Oaks, FL, Community Development District II Special Assessment Rev., “A”, 5.875%, 2035	475,000	427,723
Seven Oaks, FL, Community Development District II Special Assessment Rev., “B”, 5%, 2009	155,000	151,632
Tolomato Community Development District, FL, Special Assessment Rev., 6.65%, 2040	100,000	98,682
Volo Village, IL, Special Service Area No. 3, Special Tax (Symphony Meadows Project), “1”, 6%, 2036	250,000	236,983
West Villages Improvement District, FL, Special Assessment Rev. (Unit of Development No. 3), 5.5%, 2037	500,000	425,000
Westridge, FL, Community Development District, Capital Improvement Rev., 5.8%, 2037	500,000	442,470

		$7,761,388
Tobacco - 4.3%
Badger, WI, Tobacco Asset Securitization Corp., 6.375%, 2032	$250,000	$257,283
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, “A-2”, 5.875%, 2030	480,000	463,997
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, “A-2”, 6.5%, 2047	635,000	652,297
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.25%, 2013 (c)	750,000	824,070
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	750,000	702,638

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - continued
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “C-1”, 0%, 2036	$250,000	$37,000
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Rev., Asset Backed, “A”, 6%, 2048	1,380,000	1,337,496
South Carolina Tobacco Settlement Authority Rev., “B”, 6.375%, 2028	400,000	404,328
Tobacco Securitization Authority of Southern California Rev., Asset Backed (San Diego Country Tobacco Asset Securitization Corp.), 0%, 2046	6,000,000	440,760
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 2047	105,000	87,191

		$5,207,060
Toll Roads - 2.5%
Foothill/Eastern Corridor Agency Toll Road Rev., “A”, 5%, 2035	$1,000,000	$959,870
Northwest Parkway, CO, Public Highway Authority (First Tier), “D”, 7.125%, 2011 (c)	500,000	568,325
San Joaquin Hills, CA, Transportation Corridor Agency Toll Road Rev., “A”, MBIA, 0%, 2015	2,000,000	1,492,360

		$3,020,555
Transportation - Special Tax - 1.1%
Regional Transportation Authority IL, “C”, FGIC, 7.75%, 2020	$1,000,000	$1,309,580

Universities - Colleges - 8.7%
Broward County, FL, Educational Facilities Authority Educational Facilities (Nova Southeastern), “B”, 5.5%, 2024	$155,000	$161,617
Chicago, IL, St. University Rev. Auxiliary Facilities Systems, MBIA, 5.5%, 2023	1,085,000	1,239,992
Lubbock, TX, Educational Facilities Authority Rev. (Ref & Improvement Lubbock Christian), 5.125%, 2027	135,000	133,583
Lubbock, TX, Educational Facilities Authority Rev. (Ref & Improvement Lubbock Christian), 5.25%, 2037	135,000	132,990
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola College), “A”, 5.125%, 2045	200,000	202,362
Massachusetts Development Finance Agency Rev. (Western New England College), 6.125%, 2012 (c)	315,000	357,210
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Rev. (Meharry Medical College), AMBAC, 6%, 2016	1,575,000	1,797,941
Missouri Health & Educational Facilities Authority Rev. (Central Institute for the Deaf), RADIAN, 5.85%, 2010 (c)	600,000	630,756
Pennsylvania Higher Educational Facilities Authority Rev. (University of Philadelphia), “A”, 5.125%, 2025	500,000	501,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Texas Tech University Rev. (Improvement Financing Systems), AMBAC, 5%, 2009 (c)	$2,500,000	$2,552,500
University of Minnesota, “A”, ETM, 5.75%, 2014 (c)	500,000	567,410
University of Minnesota, “A”, ETM, 5.5%, 2021 (c)	2,000,000	2,301,500

		$10,579,361
Universities - Dormitories - 0.4%
Middlesex County, NJ, Improvement Authority (Street Student Housing Project), “A”, 5%, 2018	$300,000	$304,410
Minneapolis, MN, Student Housing Rev. (Riverton Community Housing Project), “A”, 5.7%, 2040	250,000	240,328

		$544,738
Universities - Secondary Schools - 0.3%
New Hampshire Business Finance Authority Rev. (Proctor Academy Project), “A”, 5.4%, 2017	$315,000	$317,252

Utilities - Cogeneration - 1.5%
Carbon County, PA, Industrial Development Authority Rev. (Panther Creek Partners), 6.65%, 2010	$100,000	$101,724
Pennsylvania Economic Development Financing Authority Rev., Resources Recovery Rev. (Colver), “G”, 5.125%, 2015	425,000	426,131
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Central Facilities (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 2026	320,000	339,248
Suffolk County, NY, Industrial Development Agency Rev. (Nissequoque Cogeneration Partners Facilities), 5.5%, 2023	550,000	528,737
Western Generation Agency, OR, Cogeneration Project Rev. (Wauna Cogeneration Project), “B”, 5%, 2016	500,000	487,910

		$1,883,750
Utilities - Investor Owned - 9.7%
Brazos River Authority, TX, Pollution Control Rev. (Texas Utility Co.), 7.7%, 2033	$250,000	$262,940
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “C”, 5.75%, 2036 (a)	100,000	98,352
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “C”, 6.75%, 2038	270,000	268,993
Campbell County, WY, Pollution Control Rev. (Black Hills Power, Inc. Project), 5.35%, 2024	500,000	514,120
Clark County, NV, Industrial Development Rev. (Nevada Power Co. Project), “A”, 5.9%, 2032	250,000	250,028

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Clark County, NV, Industrial Development Rev. (Nevada Power Co. Project), “B”, 5.9%, 2030	$250,000	$250,015
Clark County, NV, Industrial Development Rev. (Southwest Gas Corp. Project), “E”, 5.8%, 2038 (a)	250,000	259,445
Converse County, WY, Pollution Control Rev. (Pacificorp), 3.9%, 2014 (a)	500,000	492,465
Matagorda County, TX, Nav District 1 (Houston Ltg.), AMBAC, 5.125%, 2028	2,000,000	2,095,900
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), “A”, MBIA, 5.55%, 2029	3,000,000	3,118,200
Mississippi Business Finance Corp., Pollution Control Rev. (Systems Energy Resources Project), 5.875%, 2022	1,000,000	1,001,810
New Hampshire Business Finance Authority Pollution Control Rev. (Public Service of New Hampshire), “B”, MBIA, 4.75%, 2021	250,000	255,078
Pennsylvania Economic Development Financing Authority Rev. (Reliant Energy Seward), “A”, 6.75%, 2036	200,000	212,604
Petersburg, IN, Pollution Control Rev. (Indianapolis Power & Light), MBIA, 5.4%, 2017	2,500,000	2,750,575

		$11,830,525
Utilities - Municipal Owned - 3.0%
Main Street Natural Gas, Inc., GA, Project Rev., “A”, 5.5%, 2028	$250,000	$247,838
North Carolina Eastern Municipal Power Agency System Rev., “F”, 5.5%, 2016	285,000	303,231
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., “A”, MBIA, 5.5%, 2015	640,000	715,309
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., ETM, 5%, 2020 (c)	1,670,000	1,831,222
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	640,000	612,225

		$3,709,825
Water & Sewer Utility Revenue - 1.6%
Puerto Rico Aqueduct & Sewer Authority Rev., MBIA, 6.25%, 2012	$1,000,000	$1,115,230
Puerto Rico Aqueduct & Sewer Authority Rev., MBIA, 6.25%, 2013	750,000	850,328

		$1,965,558
Total Municipal Bonds (Identified Cost, $173,293,681)		$177,795,636

Floating Rate Demand Notes - 1.3%
Bell County, TX, Health Facilities Development Corp. Rev. (Scott & White Memorial Hospital), 3.6%, due 12/03/07	$200,000	$200,000
Bell County, TX, Health Facilities Development Corp. Rev. (Scott & White Memorial Hospital), “B-1”, 3.6%, due 12/03/07	200,000	200,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Demand Notes - continued
Chicago, IL, Midway Airport Rev., Second Lien, “A”, 3.62%, due 12/03/07	$100,000	$100,000
Mt. Vernon Industrial Pollution Control Rev. (General Electric Co.), 3.56%, due 12/03/07	500,000	500,000
New York, NY, 3.43%, due 12/03/07	100,000	100,000
Sevier County, TN, Public Building Authority Rev., Government Public Improvement III, “A-2”, 3.63%, due 12/06/07	300,000	300,000
Sevier County, TN, Public Building Authority Rev., Government Public Improvement III, “A-2”, 3.63%, due 12/06/07	200,000	200,000
Total Floating Rate Demand Notes, at Identified Cost		$1,600,000
Total Investments (Identified Cost, $174,893,681) (k)		$179,395,636

Other Assets, Less Liabilities - 1.8%		2,196,870
Preferred Shares (Issued by the Fund) - (49.3)%		(60,000,000)
Net Assets applicable to common shares - 100.0%		$121,592,506

(a)	Mandatory tender date is earlier than stated maturity date.

(c)	Refunded bond.

(d)	Non-income producing security - in default.

(f)	All or a portion of the security has been segregated as collateral for an open futures contract.

(j)	Crossover refunded bond.

(k)	As of November 30, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $177,795,636 and 99.11% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,979,676 representing 2.5% of net assets applicable to common shares.

(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value	% of Net Assets Applicable to Common Shares
Cabazon Band Mission Indians, CA, 8.375%, 2015	10/04/04	$100,000	$106,024
Cabazon Band Mission Indians, CA, 8.75%, 2019	10/04/04	360,000	380,390
Pass-Through Certificates, “1993”, 8.5%, 2016	8/27/93	232,276	226,470
Total Restricted Securities			$712,884	0.6%

Portfolio of Investments – continued

Futures contracts outstanding at 11/30/07

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Bond (Short)	180	$21,093,750	Mar-08	$(38,599)
U.S. Treasury Note 10 yr (Short)	404	45,734,063	Mar-08	23,836
				$(14,763)

At November 30, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation

ETM	Escrowed to Maturity

Insurers
AMBAC	AMBAC Indemnity Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.
GNMA	Government National Mortgage Assn.
MBIA	MBIA Insurance Corp.
RADIAN	Radian Asset Assurance, Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/07

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $174,893,681)	$179,395,636
Cash	46,313
Receivable for daily variation margin on open futures contracts	137,750
Receivable for investments sold	968,167
Interest receivable	2,800,885
Other assets	24,347
Total assets		$183,373,098
Liabilities
Distributions payable on common shares	$53,127
Distributions payable on preferred shares	2,304
Payable for investments purchased	560,217
Payable to the holder of the floating rate certificate from trust assets	1,004,670
Payable to affiliates
Management fee	6,270
Transfer agent and dividend disbursing costs	516
Administrative services fee	208
Payable for independent trustees’ compensation	24,347
Payable for interest expense and fees	16,507
Accrued expenses and other liabilities	112,426
Total liabilities		$1,780,592
Preferred shares
Preferred shares (2,400 shares issued and outstanding at $25,000 per share) at liquidation value		$60,000,000
Net assets applicable to common shares		$121,592,506
Net assets consist of:
Paid-in capital – common shares	$126,997,522
Unrealized appreciation (depreciation) on investments	4,487,192
Accumulated net realized gain (loss) on investments	(10,054,423)
Undistributed net investment income	162,215
Net assets applicable to common shares		$121,592,506
Preferred shares, at value (2,400 shares issued and outstanding at $25,000 per share)		$60,000,000
Net assets including preferred shares		$181,592,506
Common shares of beneficial interest outstanding		11,509,000
Net asset value per common share (net assets of $121,592,506 / 11,509,000 shares of beneficial interest outstanding)		$10.56

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/07

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income		$10,765,246
Expenses
Management fee	$1,221,523
Transfer agent and dividend disbursing costs	37,247
Administrative services fee	16,398
Independent trustees’ compensation	19,036
Stock exchange fee	3,764
Preferred shares remarketing agent fee	150,172
Custodian fee	71,027
Shareholder communications	30,869
Auditing fees	67,086
Legal fees	12,508
Interest expense and fees	39,289
Miscellaneous	54,478
Total expenses		$1,723,397
Fees paid indirectly	(1,359)
Reduction of expenses by investment adviser	(37,835)
Net expenses		$1,684,203
Net investment income		$9,081,043
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$160,362
Futures contracts	(5,017,888)
Swap transactions	275,714
Net realized gain (loss) on investments		$(4,581,812)
Change in unrealized appreciation (depreciation)
Investments	$(7,090,574)
Futures contracts	10,234
Swap transactions	83,954
Net unrealized gain (loss) on investments		$(6,996,386)
Net realized and unrealized gain (loss) on investments		$(11,578,198)
Distributions declared to preferred shareholders		$(2,208,862)
Change in net assets from operations		$(4,706,017)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2007	2006
Change in net assets
From operations
Net investment income	$9,081,043	$8,679,249
Net realized gain (loss) on investments	(4,581,812)	(21,201)
Net unrealized gain (loss) on investments	(6,996,386)	4,288,988
Distributions declared to preferred shareholders	(2,208,862)	(2,010,998)
Change in net assets from operations	$(4,706,017)	$10,936,038
Distributions declared to common shareholders
From net investment income	$(6,364,479)	$(6,675,221)
Total change in net assets	$(11,070,496)	$4,260,817
Net assets applicable to common shares
At beginning of period	132,663,002	128,402,185
At end of period (including undistributed net investment income of $162,215 and $370,840, respectively)	$121,592,506	$132,663,002

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$11.53		$11.16	$11.14	$11.47	$11.04
Income (loss) from investment operations
Net investment income (d)	$0.79	(z)	$0.75	$0.75	$0.74	$0.74
Net realized and unrealized gain (loss) on investments	(1.02	)(z)	0.37	0.05	(0.33)	0.42
Distributions declared to preferred shareholders	(0.19)		(0.17)	(0.12)	(0.06)	(0.05)
Total from investment operations	$(0.42)		$0.95	$0.68	$0.35	$1.11
Less distributions declared to common shareholders
From net investment income	$(0.55)		$(0.58)	$(0.66)	$(0.68)	$(0.68)
Net asset value, end of period	$10.56		$11.53	$11.16	$11.14	$11.47
Common share market value, end of period	$9.56		$10.73	$10.40	$10.01	$10.63
Total return at common share market value (%)	(6.12)		8.96	10.68	0.64	12.48
Ratios (%) (to average net assets applicable to common shares) and Supplemental data:
Expenses before expense reductions (f)	1.35		1.37	1.30	1.29	1.31
Expenses after expense reductions (f)	1.32		1.34	1.30	N/A	N/A
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.29		1.31	1.30	1.29	1.31
Net investment income (p)	7.10	(z)	6.71	6.64	6.55	6.57
Portfolio turnover	24		34	16	15	13
Net assets at end of period (000 omitted)	$121,593		$132,663	$128,402	$128,157	$131,966

Financial Highlights – continued

	Years ended 11/30
	2007		2006	2005	2004	2003
Supplemental Ratios (%):
Net investment income available to common shares	5.37		5.15	5.61	6.06	6.12
Senior Securities:
Total preferred shares outstanding	2,400		2,400	2,400	2,400	2,400
Asset coverage per preferred share (k)	$75,664		$80,276	$78,501	$78,399	$79,986
Involuntary liquidation preference per preferred share	$25,000	(o)	$25,007	$25,004	$25,001	$25,004
Average market value per preferred share	$25,000		$25,000	$25,000	$25,000	$25,000
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly.
(k)	Calculated by subtracting the fund’s total liabilities from the fund’s total assets and dividing this number by the number of preferred shares outstanding.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(o)	Amount excludes accrued unpaid distributions to preferred shareholders.
(p)	Ratio excludes dividend payment on preferred shares.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.35% to the net investment income ratio for the year ended November 30, 2007. The change in estimate had no impact on net assets, net asset value per share or total return.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investment Grade Municipal Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. At the annual meeting of the shareholders of the fund held in June 2007, the shareholders, among other things, approved a new advisory agreement between MFS and the fund and elected new Trustees. Effective the close of business June 29, 2007, the existing advisory agreement between Columbia Management Advisors LLC and the fund was terminated, the fund was removed from existing service agreements among the fund, Columbia and certain affiliated funds, and new agreements became effective between MFS and the fund for investment advisory and administrative services, State Street Bank and the fund for custody, fund accounting, and securities lending services; and Computershare Trust Company, NA and the fund for transfer agency services. At the same time, the fund changed its name to MFS Investment Grade Municipal Trust and the then serving Trustees and officers of the fund resigned, and the newly elected Trustees and newly appointed officers took office.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, the security could decline in value, interest from the security could become taxable and the fund may be required to issue Forms 1099-DIV.

Investment Valuations – Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular

Notes to Financial Statements – continued

position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and

Notes to Financial Statements – continued

believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include futures contracts and swap agreements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds interest rate swap agreements which involve the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for

Notes to Financial Statements – continued

floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two distinct floating rate payments. The fund may enter into an interest rate swap in order to manage its exposure to interest and foreign exchange rate fluctuations.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. At November 30, 2007, the fund’s payable to the holder of the floating rate certificate from trust assets was $1,004,670. The weighted average interest rate on the floating rate certificates issued by the trust was 3.73%. Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets in connection with self-deposited inverse floater transactions. Interest expense and fees are recorded as incurred. For the year ended November 30, 2007, interest expense and fees in connection with self-deposited inverse floaters was $39,289. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

As a result of a change in estimate for the amortization of premium and accretion of discount on certain debt securities, interest income has been increased by $443,007, with a corresponding reduction to net unrealized appreciation (depreciation).

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some

Notes to Financial Statements – continued

time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	11/30/07	11/30/06
Ordinary income (including any short-term capital gains)	$12,385	$30,073
Tax-exempt income	8,560,956	8,656,146
Total distributions	$8,573,341	$8,686,219

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/07
Cost of investments	$173,271,939
Gross appreciation	10,877,634
Gross depreciation	(5,758,607)
Net unrealized appreciation (depreciation)	$5,119,027
Undistributed tax-exempt income	223,739
Capital loss carryforwards	(8,351,488)
Post-October capital loss deferral	(2,334,770)
Other temporary differences	(61,524)

As of November 30, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/08	$ (107,459)
11/30/10	(1,238,884)
11/30/15	(7,005,145)
$(8,351,488)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund’s financial statements.

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Information in the fund’s financial statements regarding expenses includes expenses paid by the Colonial Investment Grade Municipal Trust prior to June 30, 2007.

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets, (including the value of auction preferred shares).

MFS as investment adviser has agreed in writing to reduce its management fee to 0.63% of the fund’s average daily net assets, (including the value of auction preferred shares). This written agreement will continue through June 29, 2008 unless changed or rescinded by the fund’s Board of Trustees. This management fee reduction amounted to $21,785, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2007 was equivalent to an annual effective rate of 0.63% of the fund’s average daily net assets, (including the value of auction preferred shares).

Prior to June 30, 2007, the fund had an investment advisory agreement with Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly-owned subsidiary of the Bank of America Corporation. Under this agreement, Columbia received a monthly investment advisory fee at the annual rate of 0.65% of the fund’s average weekly net assets, (including the value of auction preferred shares).

Prior to June 30, 2007, Columbia as investment adviser to the fund had agreed to reduce its management fee to 0.63% of the fund’s average weekly net assets, (including the value of auction preferred shares). This management fee reduction amounted to $15,800, which is shown as a reduction of total expenses in the Statement of Operations.

Transfer Agent – Computershare Trust Company, N.A. (“Computershare”) is the transfer agent for the fund. Effective June 30, 2007, MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the period from June 30, 2007 through November 30, 2007, these fees paid to MFSC amounted to $2,891. MFSC may also receive payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended November 30, 2007, no out-of-pocket costs were incurred by the fund.

Pricing and Bookkeeping Fees – For the period December 15, 2006 through June 29, 2007 the fund entered into a Financial Reporting Services Agreement

Notes to Financial Statements – continued

with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provided financial reporting services to the fund. Also effective December 15, 2006 through June 29, 2007, the fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provided accounting services to the fund. Under these former agreements with State Street, the fund paid State Street an annual fee of $38,000 paid monthly. In addition, the fund paid State Street a monthly fee based on an annualized percentage rate of average daily net assets of the fund for the month. The fund also reimbursed State Street for certain out-of-pocket expenses and charges.

For the period December 15, 2006 through June 29, 2007, the fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provided services related to the fund’s expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the fund reimbursed Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to the fund’s expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. The fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the period from December 1, 2006 through June 29, 2007, the total amount paid to affiliates by the fund, under these agreements, inclusive of out-of-pocket expenses, was $14,440, which was equivalent to an annual effective rate of 0.0133% of the fund’s average daily net assets (including the value of auction preferred shares). This amount is included in the custodian fee in the Statement of Operations.

Administrator – Effective June 30, 2007, MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged

Notes to Financial Statements – continued

a fixed amount plus a fee based on average daily net assets (including the value of auction preferred shares). The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the period from June 30, 2007 through November 30, 2007 was equivalent to an annual effective rate of 0.0207% of the fund’s average daily net assets (including the value of auction preferred shares).

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS and MFSC.

Prior to June 30, 2007, all former officers of the fund were employees of Columbia or its affiliates and, with the exception of the fund’s Chief Compliance Officer, received no compensation from the fund. The former Board of Trustees had appointed a Chief Compliance Officer to the fund in accordance with federal securities regulations. The fund, along with other funds managed by Columbia, paid its pro-rata share of the expenses associated with the Chief Compliance Officer. The fund’s expenses for the Chief Compliance Officer did not exceed $15,000 per year. The trustees, officers, and Chief Compliance Officer resigned effective the close of business June 29, 2007.

Deferred Trustee Compensation – The fund’s former independent trustees participated in a Deferred Compensation Plan (the Plan). The fund’s current independent trustees are not allowed to defer compensation under the Plan. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees’ compensation is $24,347 of deferred trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the period from June 30, 2007 through November 30, 2007, the fee paid to Tarantino LLC was $252. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $250, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $44,693,102 and $61,984,999, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. There were no transactions in fund shares for the year ended November 30, 2007.

(6)	Line of Credit

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is equal to the Federal Reserve funds rate plus 0.30%. The fund had no significant borrowings during the year ended November 30, 2007.

(7)	Auction Preferred Shares

The fund currently has outstanding 2,400 shares of Auction Preferred Shares (APS). Dividends are cumulative at a rate that is reset every seven days through an auction process. During the year ended November 30, 2007, the dividend rates ranged from 3.20% to 4.28%. The fund pays an annual fee equivalent to 0.25% of the preferred share liquidation value for remarketing efforts associated with the preferred auction. The APS are redeemable at the option of the fund in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption if certain requirements relating to their asset maintenance coverage are not satisfied. The fund is required to maintain certain asset coverage with respect to the APS as defined in the trust’s By-Laws and the Investment Company Act of 1940. Should these requirements not be met, or should dividends accrued on the APS not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2007, there were no such restrictions on the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Investment Grade Municipal Trust:

We have audited the accompanying statement of assets and liabilities of MFS Investment Grade Municipal Trust (formerly Colonial Investment Grade Municipal Trust) (the Fund), including the portfolio of investments, as of November 30, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended November 30, 2006 and the financial highlights for the four years in the period then ended were audited by another independent registered public accounting firm whose report, dated January 25, 2007, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investment Grade Municipal Trust at November 30, 2007, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 16, 2008

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)
Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (since 2002)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)
Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.

The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Trustee’s term of office expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Trust and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On June 25, 2007, Christopher L. Wilson, as Chief Executive Officer of the Trust, certified to the New York Stock Exchange that as of the date of his certification he was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Trust filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Trust’s Form N-CSR for the period covered by this report.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741	225 Franklin Street, Boston, MA 02110
Portfolio Manager	Independent Registered Public Accounting Firm
Michael Dawson	Ernst & Young LLP
Geoffrey Schechter	200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the fund’s name under “Products and Performance – Closed-End Funds” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The trust will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1.800.SEC.0330. The trust’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.86% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

Investor Information

Transfer Agent, Registrar and Dividend Disbursing Agent

Call	1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time

Write to:	Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

Number of Shareholders

As of November 30, 2007, our records indicate that there are 796 registered shareholders and approximately 4,744 shareholders owning fund shares in “street” name, such as through brokers, banks, and other financial intermediaries.

If you are a “street” name shareholder and wish to directly receive our reports, which contain certain important information about the fund, please write or call:

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

1-800-637-2304

500 Boylson Street, Boston, MA 02116

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. On June 29, 2007, the Registrant amended and restated its Code of Ethics as that term is defined in paragraph (b) of Item 2 of Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

Prior to June 29, 2007, the Board of Trustees had appointed PricewaterhouseCoopers (“PWC”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s former investment adviser, Columbia Management Advisors, LLC (“Columbia”), and to various entities either controlling, controlled by, or under common control with Columbia that provide ongoing services to the Fund (“Columbia Related Entities”). On June 29, 2007, the Board of Trustees appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant. The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser as of June 29, 2007, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2007 and 2006, audit fees billed to the Fund by PWC and E&Y, as the case may be, were as follows:

Fees billed by PWC:

	Audit Fees
	2007	2006
MFS Investment Grade Municipal Trust	0	27,800

Fees billed by E&Y:

	2007	2006

MFS Investment Grade Municipal Trust	45,200	N/A

For the fiscal years ended November 30, 2007 and 2006, fees billed by PWC for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to Columbia and Columbia Related Entities were as follows:

Fees billed by PWC:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2007	2006	2007	2006	2007	2006
To MFS Investment Grade Municipal Trust	5,600	13,730	3,500	3,800	0	0
To Columbia and Columbia Related Entities of MFS Investment Grade Municipal Trust*	0	0	0	0	357,970	505,490

Aggregate fees for non-audit services:

	2007	2006
To MFS Investment Grade Municipal Trust, Columbia and Columbia Related Entities#	367,070	523,020

For the fiscal years ended November 30, 2007 and 2006, billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2007	2006	2007	2006	2007	2006
To MFS Investment Grade Municipal Trust	0	N/A	8,550	N/A	0	N/A
To MFS and MFS Related Entities of MFS Investment Grade Municipal Trust**	0	N/A	0	N/A	0	N/A

Aggregate fees for non-audit services:

	2007	2006
To MFS Investment Grade Municipal Trust, MFS and MFS Related Entities# #	123,959	N/A

*	This amount reflects the fees billed to Columbia and Columbia Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund.

#	This amount reflects the aggregate fees billed by PWC for non-audit services rendered to the Fund and for non-audit services rendered to Columbia and the Columbia Related Entities.

**	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

##	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees for products and services provided by PWC or E&Y related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, rating agency reviews, and internal control reviews.

[2]

The fees included under “Tax Fees” are fees for products and services provided by PWC or E&Y associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by PWC or E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees on June 29, 2007 relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

For any period covered by this Form N-CSR and prior to June 29, 2007, none or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and Columbia and Columbia Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied). For any period covered by this Form N-CSR on or after June 29, 2007, none, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): For any period covered by this Form N-CSR and prior to June 29, 2007, the Registrant’s Audit Committee considered whether the provision by PWC of non-audit services to Columbia and Columbia Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of PWC as the Registrant’s principal auditors. For any period covered by this Form N-CSR on or after June 29, 2007, the Registrant’s Audit Committee considered whether the provision by a E&Y of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, William R. Gutow, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On June 29, 2007, Massachusetts Financial Services Company (“MFS”) became the investment adviser to the Registrant. The Board of Trustees and the Board of Managers of the investment companies (the “MFS Funds”) advised by MFS have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS’ proxy voting policies and procedures (the “MFS Proxy Policies”). The MFS Proxy Policies are set forth below:

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2007

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS periodically reviews matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that–guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.”

MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of a senior executive compensation package MFS deems to be “excessive.” In the event that MFS determines that an issuer has adopted an “excessive” executive compensation package, MFS will withhold its vote for, or vote against, as applicable, the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether a senior executive compensation package is excessive on a case by case basis. Examples of “excessive” executive compensation packages include packages that contain egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or packages which include excessive perks.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

MFS believes that a company’s election policy should address the specific circumstances at that company. MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, except as provided in paragraph 2 above with respect to “excessive compensation” and the election of directors, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Corporate Governance, Corporate Responsibility and Social Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes against are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS or its affiliate MFS Retirement Services, Inc. (“RSI”), and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, institutional business units and RSI. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately.

If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Investment Grade Municipal Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Geoffrey L. Schechter	Portfolio Manager	June 29, 2007	Investment Officer of MFS; employed in the investment management area of MFS since 1993.

Michael L. Dawson	Portfolio Manager	June 29, 2007	Investment Officer of MFS; employed in the investment management area of MFS since 1998.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus – Performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

•

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund’s annual report to shareholders to which the Fund’s performance is compared. With respect to funds with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark index set forth in the Fund’s annual report to shareholders, but will be an appropriate benchmark index based on the respective portfolio manager’s role in managing the fund.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

•

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager as of the Fund’s fiscal year ended November 30, 2007. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Geoffrey L. Schechter	N
Michael L. Dawson	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund’s fiscal year ended November 30, 2007 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Geoffrey L. Schechter	13	$6.83 billiion	1	$245.1 million	0	N/A
Michael L. Dawson	17	$2.68 billion	0	N/A	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Investment Grade Municipal Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/1/06-12/31/06	0	N/A	0	0
1/1/07-1/31/07	0	N/A	0	0
2/1/07-2/28/07	0	N/A	0	0
3/1/07-3/31/07	0	N/A	0	0
4/1/07-4/30/07	0	N/A	0	0
5/1/07-5/31/07	0	N/A	0	0
6/1/07-6/30/07	0	N/A	0	0
7/1/07-7/31/07	0	N/A	0	0
8/1/07-8/31/07	0	N/A	0	0
9/1/07-9/30/07	0	N/A	0	0
10/1/07-10/31/07	0	N/A	0	0
11/1/07-11/30/07	0	N/A	0	0
Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2007 plan year is 0.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

Except as set forth below, there were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting. On June 29, 2007, Massachusetts Financial Services Company (“MFS”) became the investment adviser and fund administrator to the Registrant. As a result of MFS’ appointment as investment adviser and fund administrator to the Registrant, the

Registrant amended its internal controls over financial reporting to utilize the internal controls over financial reporting utilized by other investment management companies for which MFS provides investment advisory and fund administration services. Therefore, the internal controls over financial reporting of the Registrant prior to June 29, 2007 may materially differ from those currently utilized for the Registrant.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS INVESTMENT GRADE MUNICIPAL TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: January 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: January 17, 2008

By (Signature and Title)*	TRACY ATKINSON
Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 17, 2008

*	Print name and title of each signing officer under his or her signature.